EXHIBIT 32

                                 CERTIFICATIONS

      Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AVP, Inc. hereby certifies, to such officers' knowledge, that this Quarterly Report on Form 10-QSB of AVP, Inc. for the quarter ended September 30, 2006 fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of AVP, Inc.

Dated: November 14, 2006


                                        By: /s/ Leonard Armato
                                            -----------------------------------
                                            Leonard Armato, Chairman
                                            and Chief Executive Officer


                                        By: /s/ Andrew Reif
                                            -----------------------------------
                                            Andrew Reif, Chief Financial
                                            Officer (Principal Financial
                                            Officer)